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                              PACIFICA PAPERS INC.



                                       and



            NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee


                     ---------------------------------------

                          FIRST SUPPLEMENTAL INDENTURE

                           Dated as of March 12, 1999

                                       to

                                    INDENTURE

                           Dated as of March 12, 1999

                                 by and between

                         PACIFICA PAPERS INC., as Issuer

                                       and

            NORWEST BANK MINNESOTA, NATIONAL ASSOCIATION, as Trustee


                     ---------------------------------------


                                  $200,000,000


                            10% Senior Notes Due 2009




--------------------------------------------------------------------------------


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                                       2


                                TABLE OF CONTENTS


                                                                            PAGE

                                    ARTICLE I

              ASSUMPTION OF OBLIGATINS BY THE SUCCESSOR COMPANY AND
                 REAFFIRMATION OF OBLIGATIONS OF THE GURANTORSS



Section 1.01      Assumption and Reaffirmation................................2

                                   ARTICLE II

                            MISCELLANEOUS PROVISIONS

Section 2.01.     Terms Defined...............................................2

Section 2.02.     Indenture 2

Section 2.03.     Governing Law...............................................3

Section 2.04.     Successors 3

Section 2.05      Multiple Counterparts.......................................3

Section 2.06.     Effectiveness 3

Section 2.07      Trust Disclaimer............................................3

Section 2.08.     Agent for Service; Submission to Jurisdiction; Waiver of
                  Immunities..................................................4


SIGNATURES....................................................................6



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                                       3

         FIRST SUPPLEMENTAL INDENTURE dated as of March 12, 1999, by and among PACIFICA PAPERS INC., a Canadian corporation, as successor to Pacifica Industries Ltd., a Canadian corporation (the "SUCCESSOR COMPANY"), the guarantors set forth on the signature pages hereto (the "Guarantors") and NORWEST BANK MINNESTOA, NATIONAL ASSOCIATION as trustee under the hereafter defined Indenture (the "TRUSTEE").

         WHEREAS, prior to the Reorganization (as defined below), Pacifica Papers Inc. (the "Predecessor Company") and the Guarantors heretofore executed and delivered to the Trustee an Indenture dated as of March 12, 1999 (the "INDENTURE"), providing for the issuance of up to $200,000,000 aggregate principal amount of the Company's 10% Senior Notes Due 2009 (the "NOTES"); and

         WHEREAS, there have been issued and are now outstanding under the Indenture, Notes in the aggregate principal amount of $200,000,000; and

          WHEREAS, in connection with the Reorganization (as defined in the Indenture), Pacifica Industries Ltd., 56001 B.C. Ltd., Pacifica Holdings Ltd. and the Predecessor Company effected a short-form amalgamation with the Successor Company as the surviving corporation; and

         WHEREAS, the Successor Company desires by this First Supplemental Indenture, to expressly assume the covenants, agreements and undertakings of the Predecessor Company in the Indenture, under the Notes and in the Registration Rights Agreement; and

         WHEREAS, the execution and delivery of this First Supplemental Indenture, to expressly reaffirm, jointly and severally, the obligations of Guarantors under the Indenture and under Guarantees attached to the Notes; and

         WHEREAS, the execution and delivery of this First Supplemental Indenture has been authorized by a resolution of the Board of Directors of each of the several Guarantors; and

         WHEREAS, all conditions and requirements necessary to make this First Supplemental Indenture a valid, binding and legal instrument in accordance with its terms have been performed and fulfilled by the parties hereto and the execution and delivery thereof have been in all respects duly authorized by the parties hereto.

         NOW, THEREFORE, in consideration of the above premises, each party agrees, for the benefit of the others and for the equal and ratable benefit of the Holders of the Notes as follows:



                                    ARTICLE I

     ASSUMPTION OF OBLIGATIONS BY THE SUCCESSOR COMPANY AND REAFFIRMATION OF
                         OBLIGATIONS OF THE GUARANTORS



         Section 1.01. ASSUMPTION AND REAFFIRMATION. The Successor Company hereby expressly and unconditionally assumes each and every covenant, agreement and undertaking of the

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                                       4

Predecessor Company in the Indenture and the Registration Rights Agreement as if the Successor Company had been the original issuer of the Notes, and also hereby expressly and unconditionally assumes each and every covenant, agreement and undertaking in each Note outstanding on the date of this First Supplemental Indenture and any Notes delivered hereafter. Each Guarantor hereby expressly and unconditionally reaffirms each and every covenant, agreement and undertaking of such Guarantor in the Indenture and the Registration Rights Agreement as if the Successor company had been the original issuer of the Notes, and also hereby expressly and unconditionally reaffirms each and every covenant, agreement and undertaking in its Guarantee endorsed on the Notes outstanding on the date of the First Supplemental Indenture and in each Guarantee endorsed on any Notes delivered hereafter.


                                   ARTICLE II

                            MISCELLANEOUS PROVISIONS

         Section 2.01. TERMS DEFINED. For all purposes of this First Supplemental Indenture, except as otherwise defined or unless the context other requires, terms used in capitalized form in this First Supplemental Indenture and defined in the Indenture have the meanings specified in the Indenture.

          Section 2.02. INDENTURE. Except as amended hereby, the Indenture and the Notes are in all respects ratified and confirmed and all the terms shall remain in full force and effect.

         Section 2.03. GOVERNING LAW. THIS FIRST SUPPLEMENTAL INDENTURE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS. Each of the parties hereto agrees to submit to the jurisdiction of the courts of the State of New York in any action or proceeding arising out of or relating to this First Supplemental Indenture, provided that such jurisdiction shall be non-exclusive.

         Section 2.04. SUCCESSORS. All agreements of the Company in this First Supplemental Indenture and the Notes shall bind its successors. All agreements of each of the Guarantors in this First Supplemental Indenture, the Notes and the Guarantees shall jointly and severally bind their respective successors. All agreements of the Trustee in this Indenture shall bind its successors.

          Section 2.05. MULTIPLE COUNTERPARTS. The parties may sign multiple counterparts of this First Supplemental Indenture. Each signed counterparts shall be deemed an original, but all of them together represent the same agreement.

         Section 2.06. EFFECTIVENESS. The provisions of this First Supplemental Indenture will take effect immediately upon its execution and delivery by the Trustee in accordance with the provisions of Article Eight of the Indenture.

         Section 2.07. TRUSTEE DISCLAIMER. The Trustee accepts the amendment of the Indenture effective by his First Supplemental Indenture and agrees to execute the trust created by the

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                                       5

Indenture and agrees to execute the trust created by the Indenture as hereby amended, but only upon the terms and conditions set forth in the Indenture, including the terms and provisions defining and limiting the liabilities and responsibilities of the Trustee, which terms and provisions shall in like manner define and limited its liabilities and responsibilities in the performance of the trust created by the Indenture as hereby amended, and without limiting the generality of the foregoing, the Trustee shall not be responsible in any manner whatsoever for or with respect to any of the recitals or statements contained herein, all of which recitals or statements are made solely by the Successor Company and the Guarantors, or for or with respect to (i) the validity or sufficiency of this First Supplemental Indenture or any of the terms or provisions hereof, (ii) the proper authorization hereof by the Successor Company and each Guarantor by corporate action or otherwise, (iii) the due execution hereof by the Successor Company and each Guarantor, (iv) the consequences (direct or indirect and whether deliberate or inadvertent) of any amendment herein provided for, and the Trustee makes no representation with respect to any such matters.

         Section 2.08. AGENT FOR SERVICE; SUBMISSION TO JURISDICTION; WAIVER OF IMMUNITIES. By the execution and delivery of this First Supplemental Indenture, each of the Successor Company and each Guarantor (i) acknowledges that it has, by separate written instrument, designated and appointed CT Corporation as its authorized agent upon which process may be served in any suit, action or proceeding arising out of or relating to the Notes, the Indenture or the First Supplemental Indenture that may be instituted in any Federal or State court in the State of New York, Borough of Manhattan, or brought under Federal or State securities laws or brought by the Trustee (whether in its individual capacity or in its capacity as Trustee hereunder), and acknowledges that CT Corporation has accepted such designation, (ii) submits to the jurisdiction of any such court in any such suit, action or proceeding, and (iii) agrees that service of process upon CT Corporation and written notice of said service to it (mailed or delivered to its Executive Director at its principal office as specified in
Section 11.02 or the Indenture), shall be deemed in every respect effective service of process upon it in any such suit or proceeding. The Successor Company and each Guarantor further agrees to take any and all action, including the execution and filing of any and all such documents and instruments as may be necessary to continue such designation and appointment of CT Corporation, in full force and effect so long as the Indenture shall be in full force and effect; PROVIDED that the Successor Company may and shall (to the extent CT Corporation ceases to be able to be served on the basis contemplated herein), by written notice to the Trustee, designate such additional or alternative agents for service of process under this Section 2.08 that (i) maintains an office located in the Borough of Manhattan, The City of New York, in the State of New York, (ii) are either (x) counsel for the Successor Company or (y) a corporate service company which acts as agent for service of process for other Persons in the ordinary course of its business and (iii) agrees to act as agent for service or process in accordance with this Section 2.08. Such notice shall identify the name of such agent for process and the address of such agent for process in the Borough of Manhattan, The City of New York, State of New York. Upon the request of any Holder, the Trustee shall deliver such information to such Holder. Notwithstanding the foregoing, there shall, at all times, be at least one agent for service of process for the Successor Company and any Guarantors, if any, appointed and acting in accordance with this Section 2.08.

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                                       6

                                   SIGNATURES

         IN WITNESS WHEREOF, the parties hereto have caused this First Supplemental Indenture to be duly executed as of the date first written above.



                                  THE ISSUER:

                                  PACIFICA PAPERS INC.

                                  By:  /s/ Wayne Nystrom
                                      -----------------------------
                                      Name: Wayne Nystrom
                                      Title Chief Executive Officer


                                  By: /s/ Jim Lawn
                                      -----------------------------
                                      Name: Jim Lawn
                                      Title: Vice President-Finance
                                      and Chief Financial Officer


                                  THE GUARANTORS:

                                  PACIFICA POPLARS LTD.

                                  By:  /s/ Jim Lawn
                                      -----------------------------
                                      Name:
                                      Title:


                                  PACIFICA POPLARS INC.

                                  By: /s/ Jim Lawn
                                      -----------------------------
                                      Name:
                                      Title:


                                  PACIFICA POWER CO. LTD.

                                  By: /s/ Jim Lawn
                                      -----------------------------
                                      Name:
                                      Title:


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                                       7


                                  PACIFICA PAPERS SALES INC.

                                  By: /s/ Jim Lawn
                                      -----------------------------
                                      Name:
                                      Title:


                                  PACIFICA PAPERS U.S. INC.

                                  By: /s/ Jim Lawn
                                      -----------------------------
                                      Name:
                                      Title:


                                  EXPORT SALES COMPANY INC.

                                  By: /s/ Jim Lawn
                                      -----------------------------
                                      Name:
                                      Title:


                                  PACIFICA PAPERS CO. LIMITED
                                  PARTNERSHIP by its general partner
                                  PACIFICA PAPERS INC.

                                  By: /s/ Jim Lawn
                                      -----------------------------
                                      Name:
                                      Title:


                                  PACIFICA PAPERS K.K.

                                  By:  /s/ Alan Small
                                      -----------------------------
                                      Name: Alan Small
                                      Title:


                                  THE TRUSTEE:

                                  NORTHWEST BANK MINNESOTA, NATIONAL ASSOCIATION

                                  By:  /s/ Curtis D. Schwegman
                                      -----------------------------
                                      Name: Curtis D. Schwegman
                                      Title:  Assistant Vice-President